Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FalconStor Software, Inc., a Delaware corporation (the Company), on Form 10-Q for the period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Form 10-Q), I, Brad Wolfe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i) the Form 10-Q fully complies, in all material respects, with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Vincent Sita
Vincent Sita
Chief Financial Officer and Treasurer
(principal financial and accounting officer)
Date: May 10, 2023